AXP(R)
   New
     Dimensions(R)
            Fund

2003 SEMIANNUAL REPORT
JAN. 31, 2003

AXP New Dimensions Fund seeks to provide shareholders with long-term growth of capital.

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(logo)                                                                  (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Funds                                                                  (R)
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

Mutual Funds Can Work for You

For more than six decades, American Express(R) Funds has provided investors with attractive investment opportunities. Several of our funds helped pioneer the mutual fund industry in the 1940s. Today, with 58 publicly offered funds and nearly $64 billion* in assets, American Express Funds ranks among the largest U.S. fund families. American Express Financial Corporation, the investment manager for American Express Funds, has more than 100 years of experience as a financial services provider -- a claim few other financial firms can make. With investment management offices in Minneapolis, Boston, New York, San Diego, London, Tokyo and Singapore, we strive to provide our shareholders with the high-quality service American Express is known for worldwide.

At American Express Funds, we're focused on your success. Our investment managers have the strength and experience that you can count on to help you achieve your financial goals -- now and into the future.

* As of December 2002.

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Table of Contents

From the Chairman                                            3

Economic and Market Update                                   4

Fund Snapshot                                                6

Questions & Answers
  with Portfolio Management                                  7

Investments in Securities                                   10

Financial Statements (Portfolio)                            13

Notes to Financial Statements (Portfolio)                   15

Financial Statements (Fund)                                 19

Notes to Financial Statements (Fund)                        22

Results of Meeting of Shareholders                          28

(logo)
Dalbar

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

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2   --   AXP NEW DIMENSIONS FUND   --   2003 SEMIANNUAL REPORT

From the Chairman

(picture of) Arne H. Carlson
Arne H. Carlson
Chairman of the board

Dear Shareholders,

The recent proposed Bush economic stimulus package and potential conflicts around the globe are capturing headlines. Negative investment returns persisted in 2002 and the investing public also had their confidence in the integrity of corporations shaken. While the scandals appear to be largely behind us, the recent past offers lessons on investing and on governance, which I would like to discuss with you.

First, and importantly, we have learned that diversification is not just a concept but a key tactic investors can use to help preserve assets. We would encourage you to work closely with your financial advisor to build a diversified portfolio designed to match your current thoughts about risk and reward.

A second lesson of 2002 is that we must have enhanced oversight of corporations to ensure their financial statements are accurate, their officers act in the interest of shareholders and their directors are truly independent. The Sarbanes-Oxley Act passed by Congress in August, is already having an impact in these areas.

The American Express Funds Board is an independent body comprised of nine members who are nominated by the independent directors. American Express Financial Corporation is represented by three board members, however, they do not play a role on the nominating committee.

In addition, the Funds auditors, KPMG LLP, are independent of American Express Financial Corporation. KPMG serves the interest of shareholders by supporting the work of the Board and certifying unbiased financial reports.

Further, the Board has confidence in Ted Truscott, American Express Financial Corporation's Chief Investment Officer, and shares his enthusiasm in the management changes he has effected to improve the investment performance of all American Express funds. The focus of the Board and American Express Financial Corporation is simple; we strive for consistent, competitive investment performance.

On behalf of the Board,

Arne H. Carlson

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3   --   AXP NEW DIMENSIONS FUND   --   2003 SEMIANNUAL REPORT

Economic and Market Update
         FROM CIO WILLIAM F. "TED" TRUSCOTT

(photo of) William F. "Ted" Truscott
William F. "Ted" Truscott
Chief Investment Officer
American Express
Financial Corporation

Dear Shareholders,

In spite of a mostly positive fourth quarter*, 2002 proved to be an extraordinarily challenging year for investors, with the benchmark stock indices -- the Dow, the Nasdaq and the S&P 500 -- all registering percentage losses well into the double digits.

While there were technical factors that put a damper on market performance last year, most notably, P/E ratios that are surprisingly high after three years of a bear market, it was corporate governance issues that fostered a general atmosphere of mistrust. The collapse of several large, high profile companies due to outright fraud and malfeasance has been -- and ought to be -- outrageous to the investing public. The magnitude of this wrongdoing is still shocking months after the fact. When many economic factors should have been giving investors reason for optimism, the steady drip of news about these companies sapped overall confidence.

I believe there is ample evidence that conditions are not as bad as the markets seem to think. While corporate earnings have been weak, the economy grew at the respectable rate of about 3% last year, compared to 0.1% in 2001. A portion of the softness in earnings can be attributed to excess capacity added in the late `90s.

KEY POINTS

-- If you are rebalancing your portfolio, we encourage moderate changes from stocks to bonds.

--  Interest rates are the lowest they have been in 40 years.

-- There is ample evidence that conditions are not as bad as the markets seem to think.

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4   --   AXP NEW DIMENSIONS FUND   --   2003 SEMIANNUAL REPORT

Economic and Market Update

Interest rates are another bright spot. They are the lowest they have been in 40 years, which has added to consumer and business purchasing power. There's no better illustration of this than the housing market, which has remained vigorous. Finally, the business productivity gains we've seen since the mid-`90s are remarkable, making products and services less expensive. The macroeconomic picture, while not ideal, is certainly positive.

For these reasons, I'm cautiously optimistic about market prospects for 2003. Of course, there are still risks. Much of what happens this year will depend on external factors, such as whether or not more scandals arise and the implications of potential conflict in Iraq. In the short term, military action in Iraq would almost certainly produce an oil price spike; if that increase became severe enough for a significant period of time, it would create inflationary pressures that could endanger economic growth.

In addition to stocks, some bond categories offer opportunity. Though we believe U.S. Treasuries are currently overvalued, select corporate, high-yield and municipal issues may provide competitive returns this year. Speak to your financial advisor to learn more about different asset classes.

After three years of negative stock market returns, many individual investors are rebalancing portfolios with regard to risk and return. If you are repositioning, we would encourage moderate changes from stocks to bonds. The risk inherent in emotion-based repositioning is that you will go too far too fast. I encourage gradual movement across categories. Should interest rates move at all in 2003, it's likely that they'll go up, which will have a negative impact on most bonds. Continue to invest according to your individual timeframe and financial goals.

As always, thank you for investing with American Express Funds.

William F. Truscott

* Please see portfolio manager Q&A for fiscal period economic coverage.

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5   --   AXP NEW DIMENSIONS FUND   --   2003 SEMIANNUAL REPORT

Fund Snapshot
           AS OF JAN. 31, 2003

PORTFOLIO MANAGER

Portfolio manager                                  Gordon Fines
Tenure/since                                               1/91
Years in industry                                            35

FUND OBJECTIVE
For investors seeking long-term growth of capital.

Inception dates
A: 8/1/68            B: 3/20/95     C: 6/26/00       Y: 3/20/95

Ticker symbols
A: INNDX             B: INDBX       C: ANDCX         Y: IDNYX

Total net assets                                $14.982 billion

Number of holdings                            approximately 110

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

       STYLE
VALUE  BLEND  GROWTH
                X    LARGE
                     MEDIUM  SIZE
                     SMALL

SECTOR COMPOSITION

Percentage of portfolio assets

(pie chart)

Health Care 17.4%
Financials 17.1%
Energy & utilities 10.6%
Consumer Discretionary 16.3%
Industrials 12.8%
Materials 3.2%
Information Technology 12.4%
Other 5.8%
Consumer Staples 4.4%

TOP TEN HOLDINGS

Percentage of portfolio assets

Wal-Mart Stores                         4.1%
Bank of America                         3.5
Microsoft                               3.5
3M                                      3.3
Viacom Cl B                             3.1
Johnson & Johnson                       2.9
Amgen                                   2.7
Citigroup                               2.7
UnitedHealth Group                      2.6
Altria Group                            2.5

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Stock prices of established companies that pay dividends may be less volatile than the stock market as a whole. There are special risk considerations associated with international investing related to market, currency, economic, political and other factors.

Fund holdings are subject to change.

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6   --   AXP NEW DIMENSIONS FUND   --   2003 SEMIANNUAL REPORT

Questions & Answers
             WITH PORTFOLIO MANAGEMENT

Q: How did AXP New Dimensions Fund perform for the six-month period ended Jan. 31, 2003?

A: AXP New Dimensions Fund's Class A shares fell 6.22%, excluding sales charges, underperforming its benchmark, the S&P 500 Index, which declined 5.26%. The Fund outperformed its peer group as represented by the Lipper Large-Cap Growth Funds Index, which dropped 7.43% for the same period.

Q:   What factors most significantly affected performance?

A: The market was exceptionally volatile during this six-month period. During the summer, stock markets reached four-year lows, depressing stocks of every style and capitalization, including large-cap growth stocks. The portfolio's defensive stance, including an emphasis on consumer cyclical companies and other sectors most likely to weather the storm, helped performance during this time. WalMart, Microsoft, Bank of America, 3M and Johnson & Johnson all held up well earlier in the period. October and November marked a vigorous market rally, led by the most beaten-up sectors of the past three years, including telecommunications and technology. The Fund was underweighted in both of these sectors (relative to the S&P 500 index) and did not reap the full benefits of the rally. Meanwhile, the Fund's defensive holdings performed positively during the fourth quarter, but not as well as the technology sector.

(bar chart)
            PERFORMANCE COMPARISON
        For the year ended Jan. 31, 2003
 0%

-2%

-4%                     (bar 2)
            (bar 1      -5.26%
-6%         -6.22%                  (bar 3)
                                     -7.44%
-8%

(bar 1)    AXP New Dimensions Fund
           Class A (excluding sales charge)

(bar 2)    Standard & Poor's 500 Index(1) (unmanaged)

(bar 3)    Lipper Large-Cap Growth Funds Index(2)

(1) Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the S&P 500 companies may be generally larger than those in which the Fund invests.

(2) The Lipper Large-Cap Growth Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

Past performance is no guarantee of future results. The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in sales charges and fees.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

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7   --   AXP NEW DIMENSIONS FUND   --   2003 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote) > We will continue to broadly diversify the Fund's holdings, looking for large-cap opportunities that display good fundamentals and a better-than-average potential for growth.(end callout quote)

     Stock selection and sector weights also had a significant impact on performance, both positively and negatively. Overweights in healthcare services and energy were both negatives during the period. Despite rising oil prices, the energy sector did not see the benefit in stock prices. Chevron-Texaco, one of the portfolio's larger holdings, declined during the period. Pfizer was the only pharmaceutical company of note in the portfolio, and the company outperformed its peer group during the period. Stock selection in financial services, with top 10 holdings Citigroup and Bank of America among the period's top performers, benefited performance.

AVERAGE ANNUAL TOTAL RETURNS
as of Jan. 31, 2003

                             Class A               Class B                    Class C                   Class Y
(Inception dates)           (8/1/68)              (3/20/95)                  (6/26/00)                 (3/20/95)
                       NAV(1)     POP(2)    NAV(1)      After CDSC(3)  NAV(1)    After CDSC(4)    NAV(5)      POP(5)
6 months*             -6.22%    -11.62%    -6.64%       -10.38%       -6.65%       -7.58%        -6.19%      -6.19%
1 year               -21.86%    -26.35%   -22.46%       -25.56%      -22.48%      -22.48%       -21.73%     -21.73%
5 years               -0.22%     -1.40%    -0.99%        -1.14%         N/A          N/A         -0.09%      -0.09%
10 years              +8.56%     +7.92%      N/A           N/A          N/A          N/A           N/A         N/A
Since inception         N/A        N/A     +8.12%        +8.12%      -19.58%      -19.58%        +9.09%      +9.09%

* Not annualized.

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The performance shown for each class of shares will vary due to differences in sales charges and fees. Short term performance may be higher or lower than the figures shown. Visit americanexpress.com for current information.

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8   --   AXP NEW DIMENSIONS FUND   --   2003 SEMIANNUAL REPORT

Questions & Answers

Q:   What changes did you make to the Fund during the period?

A: UnitedHealth Group was added to the Fund during the period and was a top 10 holding as of Jan. 31. A leader among HMOs, we believe this company is positioned to prosper, as it shows good fundamentals and a leadership position in its field. In the same sector we added HCA, the nation's largest hospital chain, to the portfolio's healthcare mix. The portfolio also bought Amgen, one of the largest companies in biotechnology. A leader in the fight against cancer and other major diseases, the company's stock price has risen steadily since reaching a multi-year low in July.

     In anticipation of improving stock prices, we slightly increased our positions in the energy sector. The bulk of the Fund's assets, however, remained relatively constant. The portfolio's top 10 holdings look similar to the top holdings six months ago, although General Electric and Exxon Mobil have been replaced in the top 10 by UnitedHealth Group and Amgen.

Q:   What is your outlook and how will you position the Fund?

A: In light of substantial uncertainty over events in the Middle East and Korea, and a stubbornly sluggish economic recovery, our posture will remain similar to what it was during the second half of 2002. We believe technology stocks have yet to overcome their twin hurdles, low demand and over-capacity, and the Fund will remain slightly underweight in this sector. We expect the bounce in energy stocks that we anticipated during this past six-month period to materialize during the coming months. Oil and gasoline prices have risen steadily, and we believe this should translate into increased profits.

     If events in Iraq play out quickly, the second half of 2003 is expected to pick up economically, with stock prices finally breaking loose from a three-year losing trend. Don't expect, however, the hyper-gains of the late 1990s, but instead a growth rate in stock prices of single-digit percentages, more in line with historical norms. Much of this outlook is subject to change should terrorist concerns, unemployment and increasing consumer debt weigh more heavily on the markets. In any scenario, we will continue to broadly diversify the Fund's holdings, looking for large-cap opportunities that display good fundamentals and a better-than-average potential for growth. In this new/old market environment, we believe dividend-paying stocks of companies that can maintain earnings growth have the potential to fare well.

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9   --   AXP NEW DIMENSIONS FUND   --   2003 SEMIANNUAL REPORT

Investments in Securities

Growth Trends Portfolio
Jan. 31, 2003 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (97.6%)
Issuer                                        Shares               Value(a)

Aerospace & defense (0.7%)
Lockheed Martin                              800,000            $40,840,000
United Technologies                        1,000,000             63,580,000
Total                                                           104,420,000

Airlines (1.4%)
Southwest Airlines                        16,000,000            208,800,000

Banks and savings & loans (7.3%)
Bank of America                            7,500,000            525,375,000
State Street                               7,200,000            285,048,000
Wells Fargo                                6,000,000            284,220,000
Total                                                         1,094,643,000

Beverages & tobacco (4.4%)
Altria Group                              10,000,000            378,700,000
Anheuser-Busch                             2,400,000            113,928,000
PepsiCo                                    4,000,000            161,920,000
Total                                                           654,548,000

Chemicals (1.3%)
Air Products & Chemicals                   2,600,000            107,770,000
Waste Management                           3,500,000             80,465,000
Total                                                           188,235,000

Communications equipment & services (1.0%)
Nokia ADR                                  2,000,000(c)          28,780,000
Verizon Communications                     3,000,000            114,840,000
Total                                                           143,620,000

Computer software & services (4.0%)
Electronic Arts                              600,000(b)          31,086,000
Intuit                                     1,000,000(b)          44,100,000
Microsoft                                 11,000,000(b)         522,060,000
Total                                                           597,246,000

Computers & office equipment (4.4%)
Cisco Systems                             15,000,000(b)         200,550,000
Dell Computer                              8,500,000(b)         202,810,000
Fiserv                                     1,300,000(b)          40,522,300
Intl Business Machines                     2,700,000            211,221,000
Total                                                           655,103,300

Electronics (3.4%)
Applied Materials                          7,000,000(b)          83,790,000
Intel                                     10,000,000            156,600,000
Maxim Integrated Products                  3,600,000            112,140,000
Texas Instruments                         10,000,000            159,000,000
Total                                                           511,530,000

Energy (5.7%)
ChevronTexaco                              5,000,000            322,000,000
ConocoPhillips                             4,000,000            192,760,000
Exxon Mobil                               10,000,000            341,500,000
Total                                                           856,260,000

Energy equipment & services (1.8%)
Schlumberger                               4,300,000            162,110,000
Transocean                                 3,000,000             68,310,000
Weatherford Intl                           1,000,000(b,c)        37,160,000
Total                                                           267,580,000

Financial services (7.8%)
Citigroup                                 12,000,000            412,560,000
Fannie Mae                                 1,500,000             97,050,000
MBNA                                       8,000,000            134,640,000
Morgan Stanley                             4,000,000            151,600,000
Paychex                                    2,000,000             50,360,000
SLM                                        3,000,000            318,690,000
Total                                                         1,164,900,000

Health care (10.9%)
Amgen                                      8,100,000(b)         412,776,000
Forest Laboratories                        2,400,000(b)         124,200,000
Johnson & Johnson                          8,000,000            428,880,000
Medtronic                                  7,000,000            314,440,000
Pfizer                                    10,000,000            303,600,000
Stryker                                      700,000             42,168,000
Total                                                         1,626,064,000

Health care services (6.6%)
Cardinal Health                            4,000,000            233,320,000
HCA                                        8,500,000            363,290,000
UnitedHealth Group                         4,500,000            395,550,000
Total                                                           992,160,000

See accompanying notes to investments in securities.

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10   --   AXP NEW DIMENSIONS FUND   --   2003 SEMIANNUAL REPORT

Issuer                                        Shares               Value(a)

Household products (2.4%)
Gillette                                   2,600,000            $77,740,000
Procter & Gamble                           3,300,000            282,381,000
Total                                                           360,121,000

Indexes (1.3%)
Nasdaq-100 Index Tracking                  8,000,000(b)         195,760,000

Industrial equipment & services (2.1%)
Caterpillar                                2,000,000             87,960,000
Deere & Co                                 1,200,000             50,640,000
Illinois Tool Works                        3,000,000            182,460,000
Total                                                           321,060,000

Insurance (2.1%)
American Intl Group                        2,000,000            108,240,000
Marsh & McLennan                           5,000,000            213,150,000
Total                                                           321,390,000

Leisure time & entertainment (4.4%)
Intl Game Technology                       1,700,000(b)         134,079,000
Mattel                                     3,000,000             60,000,000
Viacom Cl B                               12,000,000(b)         462,600,000
Total                                                           656,679,000

Media (3.0%)
eBay                                       2,000,000(b)         150,320,000
Gannett                                    2,000,000            145,320,000
USA Interactive                            4,800,000(b)         105,648,000
USA Networks                               2,200,000             48,422,000
Total                                                           449,710,000

Metals (1.3%)
Alcoa                                      4,000,000             79,080,000
Newmont Mining                             1,400,000             40,530,000
Nucor                                      2,000,000             79,820,000
Total                                                           199,430,000

Multi-industry conglomerates (6.6%)
3M                                         4,000,000(d)         498,200,000
Cendant                                    5,500,000(b)          60,940,000
General Electric                          14,000,000            323,960,000
Tyco Intl                                  7,000,000(c)         112,070,000
Total                                                           995,170,000

Paper & packaging (0.6%)
Intl Paper                                 2,500,000             89,250,000

Restaurants & lodging (1.0%)
Marriott Intl Cl A                         5,000,000            156,000,000

Retail (8.5%)
Bed Bath & Beyond                          1,300,000(b)          43,589,000
Best Buy                                   2,400,000(b)          62,616,000
Costco Wholesale                           4,000,000(b)         115,480,000
Home Depot                                 4,000,000             83,600,000
Kohl's                                       600,000(b)          31,422,000
Target                                    10,700,000            301,847,000
Wal-Mart Stores                           12,900,000            616,620,000
Williams-Sonoma                            1,000,000(b)          23,670,000
Total                                                         1,278,844,000

Transportation (1.2%)
Union Pacific                              2,500,000            142,650,000
United Parcel Service Cl B                   700,000             42,231,000
Total                                                           184,881,000

Utilities -- electric (2.4%)
Dominion Resources                         6,500,000            352,235,000

Total common stocks
(Cost: $15,079,679,125)                                     $14,625,639,300

Option purchased (--%)
Issuer        Contracts         Exercise         Expiration        Value(a)
                                  price             date
Put
3M              10,000            $125           Feb. 2003       $3,400,000

Total option purchased
(Cost: $3,200,000)                                               $3,400,000

Short-term securities (2.8%)
Issuer              Annualized              Amount                  Value(a)
                   yield on date          payable at
                    of purchase            maturity

U.S. government agencies (1.0%)
Federal Home Loan Mtge Corp Disc Nts
     02-13-03         1.26%              $31,000,000            $30,986,463
     03-13-03         1.29                50,000,000             49,933,897
     03-31-03         1.22                25,000,000             24,952,051
Federal Natl Mtge Assn Disc Nts
     03-12-03         1.20                15,000,000             14,980,000
     04-16-03         1.23                25,000,000             24,940,000
Total                                                           145,792,411

See accompanying notes to investments in securities.

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11   --   AXP NEW DIMENSIONS FUND   --   2003 SEMIANNUAL REPORT

Issuer              Annualized                 Amount                 Value(a)
                   yield on date             payable at
                    of purchase               maturity

Commercial paper (1.8%)
Alpine Securitization
     02-03-03         1.33%                 $39,600,000(e)         $39,595,612
     02-18-03         1.29                    3,200,000(e)           3,197,936
     04-24-03         1.27                    5,000,000(e)           4,983,169
BOC Group
     02-19-03         1.27                   19,000,000(e)          18,987,265
CAFCO
     02-03-03         1.33                   11,800,000(e)          11,798,692
Charta
     02-11-03         1.27                   15,000,000(e)          14,994,179
     04-16-03         1.28                   30,000,000(e)          29,908,750
Corporate Receivables
     03-04-03         1.33                   25,000,000(e)          24,966,668
Delaware Funding
     02-25-03         1.28                   29,200,000(e)          29,174,045
Enterprise Funding
     03-17-03         1.28                    4,100,000(e)           4,093,440
Falcon Asset Securitization
     02-18-03         1.27                   26,000,000(e)          25,983,491
Kitty Hawk Funding
     04-15-03         1.28                    6,000,000(e)           5,981,993
Old Line Funding
     03-05-03         1.28                   30,000,000(e)          29,964,801
Southern Co Funding
     02-06-03         1.35                    5,000,000(e)           4,998,875
     02-10-03         1.33                    2,700,000(e)           2,699,002
Variable Funding Capital
     02-03-03         1.33                   17,100,000(e)          17,098,105
Total                                                              268,426,023

Total short-term securities
(Cost: $414,238,881)                                              $414,218,434

Total investments in securities
(Cost: $15,497,118,006)(f)                                     $15,043,257,734

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of Jan. 31, 2003, the value of foreign securities represented 1.2% of net assets.

(d) At Jan. 31, 2003, securities valued at $80,000,000 were held to cover open call options written as follows (see Note 5 to the financial statements):

     Issuer           Contracts         Exercise       Expiration      Value(a)
                                                          price         date
     3M               10,000                $130        Feb. 2003     $800,000

(e) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(f) At Jan. 31, 2003, the cost of securities for federal income tax purposes was approximately $15,497,118,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                   $ 1,526,590,000
     Unrealized depreciation                                    (1,980,450,000)
                                                                --------------
     Net unrealized depreciation                               $  (453,860,000)
                                                               ---------------

--------------------------------------------------------------------------------
12   --   AXP NEW DIMENSIONS FUND   --   2003 SEMIANNUAL REPORT

Financial Statements

Statement of assets and liabilities
Growth Trends Portfolio

Jan. 31, 2003 (Unaudited)
Assets
Investments in securities, at value (Note 1)*
    (identified cost $15,497,118,006)                                                $15,043,257,734
Foreign currency holdings (identified cost $28,130,238)                                   27,162,824
Dividends and accrued interest receivable                                                 11,338,000
Receivable for investment securities sold                                                 20,984,941
U.S. government securities held as collateral (Note 4)                                    29,084,349
                                                                                          ----------
Total assets                                                                          15,131,827,848
                                                                                      --------------
Liabilities
Disbursements in excess of cash on demand deposit                                          1,058,585
Payable for investment securities purchased                                                8,304,700
Payable upon return of securities loaned (Note 4)                                        139,295,949
Accrued investment management services fee                                                   210,365
Other accrued expenses                                                                       227,538
Options contracts written, at value (premiums received $1,000,000) (Note 5)                  800,000
                                                                                             -------
Total liabilities                                                                        149,897,137
                                                                                         -----------
Net assets                                                                           $14,981,930,711
                                                                                     ===============
* Including securities on loan, at value (Note 4)                                    $   133,144,377
                                                                                     ---------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
13   --   AXP NEW DIMENSIONS FUND   --   2003 SEMIANNUAL REPORT

Statement of operations
Growth Trends Portfolio

Six months ended Jan. 31, 2003 (Unaudited)
Investment income
Income:
Dividends                                                                                             $   117,539,225
Interest                                                                                                    3,019,779
Fee income from securities lending -- net (Note 4)                                                             69,556
                                                                                                               ------
Total income                                                                                              120,628,560
                                                                                                          -----------
Expenses (Note 2):
Investment management services fee                                                                         47,157,311
Compensation of board members                                                                                  40,417
Custodian fees                                                                                                501,924
Audit fees                                                                                                     17,250
Other                                                                                                         144,569
                                                                                                              -------
Total expenses                                                                                             47,861,471
                                                                                                           ----------
Investment income (loss) -- net                                                                            72,767,089
                                                                                                           ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
    Security transactions (Note 3)                                                                       (388,802,667)
    Foreign currency transactions                                                                            (400,988)
    Options contracts written (Note 5)                                                                        213,909
                                                                                                              -------
Net realized gain (loss) on investments                                                                  (388,989,746)
Net change in unrealized appreciation (depreciation) on investments
    and on translation of assets and liabilities in foreign currencies                                   (673,991,122)
                                                                                                         ------------
Net gain (loss) on investments and foreign currencies                                                  (1,062,980,868)
                                                                                                       --------------
Net increase (decrease) in net assets resulting from operations                                       $  (990,213,779)
                                                                                                      ===============

Statements of changes in net assets
Growth Trends Portfolio
                                                                                Jan. 31, 2003           July 31, 2002
                                                                              Six months ended            Year ended
                                                                                (Unaudited)
Operations
Investment income (loss) -- net                                               $    72,767,089         $   133,998,848
Net realized gain (loss) on investments                                          (388,989,746)            (78,725,757)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies            (673,991,122)         (4,792,265,331)
                                                                                 ------------          --------------
Net increase (decrease) in net assets resulting from operations                  (990,213,779)         (4,736,992,240)
                                                                                 ------------          --------------
Proceeds from contributions                                                        66,893,187           1,102,314,218
Fair value of withdrawals                                                        (952,871,450)         (3,241,842,538)
                                                                                 ------------          --------------
Net contributions (withdrawals) from partners                                    (885,978,263)         (2,139,528,320)
                                                                                 ------------          --------------
Total increase (decrease) in net assets                                        (1,876,192,042)         (6,876,520,560)
Net assets at beginning of period                                              16,858,122,753          23,734,643,313
                                                                               --------------          --------------
Net assets at end of period                                                   $14,981,930,711         $16,858,122,753
                                                                              ===============         ===============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14   --   AXP NEW DIMENSIONS FUND   --   2003 SEMIANNUAL REPORT

Notes to Financial Statements

Growth Trends Portfolio

(Unaudited as to Jan. 31, 2003)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Growth Trends Portfolio (the Portfolio) is a series of Growth Trust (the Trust) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. Growth Trends Portfolio invests primarily in common stocks of U.S. and foreign companies showing potential for significant growth and operating in areas where economic or technological changes are occurring. The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio.

The Portfolio's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Portfolio may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Portfolio also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Portfolio gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The Portfolio also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

--------------------------------------------------------------------------------
15   --   AXP NEW DIMENSIONS FUND   --   2003 SEMIANNUAL REPORT

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Portfolio will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Portfolio may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Portfolio also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. As of Jan. 31, 2003 foreign currency was comprised of Taiwan dollars.

The Portfolio may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Portfolio is subject to the credit risk that the other party will not complete its contract obligations.

--------------------------------------------------------------------------------
16   --   AXP NEW DIMENSIONS FUND   --   2003 SEMIANNUAL REPORT

Federal taxes

For federal income tax purposes the Portfolio qualifies as a partnership and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. As a "pass-through" entity, the Portfolio therefore does not pay any income dividends or capital gain distributions.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium and discount using the effective interest method, is accrued daily.

2. FEES AND EXPENSES

The Trust, on behalf of the Portfolio, has an Investment Management Services Agreement with American Express Financial Corporation (AEFC) to manage its portfolio. Under this agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Portfolio's average daily net assets in reducing percentages from 0.6% to 0.48% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of AXP New Dimensions Fund to the Lipper Large-Cap Growth Funds Index. Prior to Dec. 1, 2002, the maximum adjustment was 0.12% of the Portfolio's average daily net assets after deducting 1% from the performance difference. If the performance difference was less than 1%, the adjustment was zero. On Nov. 13, 2002, shareholders approved modification of the performance incentive adjustment calculation by adjusting the performance difference intervals, while retaining the previous maximum adjustment and reducing the amount of the performance difference for which no adjustment is made to 0.50%. The effect of the modifications began Dec. 1, 2002. The adjustment increased the fee by $5,339,912 for the six months ended Jan. 31, 2003.

Under the agreement, the Trust also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees, audit and certain legal fees, fidelity bond premiums, registration fees for units, office expenses, consultants' fees, compensation of trustees, corporate filing fees, expenses incurred in connection with lending securities of the Portfolio and any other expenses properly payable by the Trust or Portfolio and approved by the board.

The Portfolio pays custodian fees to American Express Trust Company, an affiliate of AEFC.

According to a Placement Agency Agreement, American Express Financial Advisors Inc. acts as placement agent of the Trust's units.

--------------------------------------------------------------------------------
17   --   AXP NEW DIMENSIONS FUND   --   2003 SEMIANNUAL REPORT

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $1,298,226,153 and $2,123,400,076, respectively, for the six months ended Jan. 31, 2003. For the same period, the portfolio turnover rate was 8%. Realized gains and losses are determined on an identified cost basis.

Brokerage clearing fees paid to brokers affiliated with AEFC were $217,910 for the six months ended Jan. 31, 2003.

4. LENDING OF PORTFOLIO SECURITIES

As of Jan. 31, 2003, securities valued at $133,144,377 were on loan to brokers. For collateral, the Portfolio received $110,211,600 in cash and U.S. government securities valued at $29,084,349. Income from securities lending amounted to $69,556 for the six months ended Jan. 31, 2003. The risks to the Portfolio of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

5. OPTIONS CONTRACTS WRITTEN

Contracts and premiums associated with options contracts written are as follows:

                                 Six months ended Jan. 31, 2003
                                   Puts                   Calls
                           Contracts   Premiums   Contracts   Premiums
Balance July 31, 2002       1,000    $ 186,994      1,000  $   156,995
Opened                         --           --     10,000    1,000,000
Closed                     (1,000)    (186,994)        --           --
Expired                        --           --     (1,000)    (156,995)
                            -----    ---------      -----  -----------
Balance Jan. 31, 2003          -- $         --     10,000   $1,000,000
                            -----    ---------      -----  -----------

--------------------------------------------------------------------------------
18   --   AXP NEW DIMENSIONS FUND   --   2003 SEMIANNUAL REPORT

Financial Statements
Statement of assets and liabilities

AXP New Dimensions Fund
Jan. 31, 2003 (Unaudited)
Assets
Investment in Portfolio (Note 1)                                                                    $14,981,874,051
Capital shares receivable                                                                                 1,506,763
                                                                                                          ---------
Total assets                                                                                         14,983,380,814
                                                                                                     --------------
Liabilities
Capital shares payable                                                                                    1,177,049
Accrued distribution fee                                                                                    150,160
Accrued service fee                                                                                           7,920
Accrued transfer agency fee                                                                                  62,768
Accrued administrative services fee                                                                          13,427
Other accrued expenses                                                                                      583,144
                                                                                                            -------
Total liabilities                                                                                         1,994,468
                                                                                                          ---------
Net assets applicable to outstanding capital stock                                                  $14,981,386,346
                                                                                                    ===============
Represented by
Capital stock -- $.01 par value (Note 1)                                                            $     8,071,027
Additional paid-in capital                                                                           16,564,729,760
Excess of distributions over net investment income                                                       (3,440,731)
Accumulated net realized gain (loss) (Note 5)                                                        (1,133,347,801)
Unrealized appreciation (depreciation) on investments
    and on translation of assets and liabilities in foreign currencies                                 (454,625,909)
                                                                                                       ------------
Total -- representing net assets applicable to outstanding capital stock                            $14,981,386,346
                                                                                                    ===============
Net assets applicable to outstanding shares:               Class A                                  $ 8,676,621,314
                                                           Class B                                  $ 3,329,314,991
                                                           Class C                                  $    46,246,414
                                                           Class Y                                  $ 2,929,203,627
Net asset value per share of outstanding capital stock:    Class A shares         462,552,614       $         18.76
                                                           Class B shares         186,487,564       $         17.85
                                                           Class C shares           2,593,308       $         17.83
                                                           Class Y shares         155,469,234       $         18.84
                                                                                  -----------       ---------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
19   --   AXP NEW DIMENSIONS FUND   --   2003 SEMIANNUAL REPORT

Statement of operations
AXP New Dimensions Fund

Six months ended Jan. 31, 2003 (Unaudited)
Investment income
Income:
Dividends                                                                         $    117,538,793
Interest                                                                                 3,019,535
Fee income from securities lending -- net                                                   69,556
                                                                                            ------
Total income                                                                           120,627,884
                                                                                       -----------
Expenses (Note 2):
Expenses allocated from Portfolio                                                       47,861,296
Distribution fee
     Class A                                                                            11,783,568
     Class B                                                                            17,942,815
     Class C                                                                               230,537
Transfer agency fee                                                                     14,415,127
Incremental transfer agency fee
     Class A                                                                               824,720
     Class B                                                                               716,460
     Class C                                                                                14,524
Service fee -- Class Y                                                                   1,568,997
Administrative services fees and expenses                                                2,679,033
Compensation of board members                                                               73,697
Printing and postage                                                                     1,333,412
Registration fees                                                                          144,600
Audit fees                                                                                   5,750
Other                                                                                      101,611
                                                                                           -------
Total expenses                                                                          99,696,147
     Earnings credits on cash balances (Note 2)                                           (126,849)
                                                                                          --------
Total net expenses                                                                      99,569,298
                                                                                        ----------
Investment income (loss) -- net                                                         21,058,586
                                                                                        ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
     Security transactions                                                            (388,801,096)
     Foreign currency transactions                                                        (400,987)
     Options contracts written                                                             213,909
                                                                                           -------
Net realized gain (loss) on investments                                               (388,988,174)
Net change in unrealized appreciation (depreciation) on investments
     and on translation of assets and liabilities in foreign currencies               (673,988,804)
                                                                                      ------------
Net gain (loss) on investments and foreign currencies                               (1,062,976,978)
                                                                                    --------------
Net increase (decrease) in net assets resulting from operations                    $(1,041,918,392)
                                                                                   ===============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
20   --   AXP NEW DIMENSIONS FUND   --   2003 SEMIANNUAL REPORT

Statements of changes in net assets
AXP New Dimensions Fund
                                                                                  Jan. 31, 2003       July 31, 2002
                                                                                Six months ended        Year ended
                                                                                  (Unaudited)
Operations and distributions
Investment income (loss) -- net                                                 $    21,058,586      $    11,088,460
Net realized gain (loss) on investments                                            (388,988,174)         (78,716,798)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies              (673,988,804)      (4,792,258,031)
                                                                                   ------------       --------------
Net increase (decrease) in net assets resulting from operations                  (1,041,918,392)      (4,859,886,369)
                                                                                 --------------       --------------
Distributions to shareholders from:
   Net investment income
     Class A                                                                        (15,824,759)          (6,092,513)
     Class B                                                                                 --           (2,401,369)
     Class C                                                                                 --              (18,358)
     Class Y                                                                         (8,674,558)          (2,048,495)
   Tax return of capital
     Class A                                                                                 --           (2,538,856)
     Class B                                                                                 --           (1,003,750)
     Class C                                                                                 --               (7,646)
     Class Y                                                                                 --             (854,555)
                                                                                    -----------          -----------
Total distributions                                                                 (24,499,317)         (14,965,542)
                                                                                    -----------          -----------
Capital share transactions (Note 3)
Proceeds from sales
   Class A shares (Note 2)                                                          342,966,156        2,430,324,703
   Class B shares                                                                   208,371,846          675,994,508
   Class C shares                                                                    11,495,922           31,832,064
   Class Y shares                                                                   399,743,993        1,040,580,252
Reinvestment of distributions at net asset value
   Class A shares                                                                    15,361,647            8,375,379
   Class B shares                                                                            --            3,370,269
   Class C shares                                                                            --               25,864
   Class Y shares                                                                     8,566,224            2,894,340
Payments for redemptions
   Class A shares                                                                  (930,607,791)      (3,608,500,396)
   Class B shares (Note 2)                                                         (364,275,057)        (997,820,871)
   Class C shares (Note 2)                                                           (6,001,879)          (7,489,197)
   Class Y shares                                                                  (495,768,498)      (1,580,185,126)
                                                                                   ------------       --------------
Increase (decrease) in net assets from capital share transactions                  (810,147,437)      (2,000,598,211)
                                                                                   ------------       --------------
Total increase (decrease) in net assets                                          (1,876,565,146)      (6,875,450,122)
Net assets at beginning of period                                                16,857,951,492       23,733,401,614
                                                                                 --------------       --------------
Net assets at end of period                                                     $14,981,386,346      $16,857,951,492
                                                                                ===============      ===============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
21   --   AXP NEW DIMENSIONS FUND   --   2003 SEMIANNUAL REPORT

Notes to Financial Statements

AXP New Dimensions Fund

(Unaudited as to Jan. 31, 2003)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Dimensions Series, Inc. (formerly AXP New Dimensions Fund, Inc.) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Dimensions Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The level of distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Investment in Growth Trends Portfolio

The Fund invests all of its assets in the Growth Trends Portfolio (the Portfolio), a series of Growth Trust (the Trust), an open-end investment company that has the same objectives as the Fund. The Portfolio invests primarily in common stocks of companies showing potential for significant growth and operating in areas where economic or technological changes are occurring.

The Fund records daily its share of the Portfolio's income, expenses and realized and unrealized gains and losses. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund records its investment in the Portfolio at the value that is equal to the Fund's proportionate ownership interest in the Portfolio's net assets. The percentage of the Portfolio owned by the Fund as of Jan. 31, 2003, was 99.99%. Valuation of securities held by the Portfolio is discussed in Note 1 of the Portfolio's "Notes to financial statements" (included elsewhere in this report).

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------
22   --   AXP NEW DIMENSIONS FUND   --   2003 SEMIANNUAL REPORT

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

2. EXPENSES AND SALES CHARGES

In addition to the expenses allocated from the Portfolio, the Fund accrues its own expenses as follows:

The Fund has an agreement with AEFC to provide administrative services. Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.05% to 0.02% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.00

o  Class B $20.00

o  Class C $19.50

o  Class Y $17.00

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

--------------------------------------------------------------------------------
23   --   AXP NEW DIMENSIONS FUND   --   2003 SEMIANNUAL REPORT

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $7,928,211 for Class A, $2,098,470 for Class B and $10,069 for Class C for the six months ended Jan. 31, 2003.

During the six months ended Jan. 31, 2003, the Fund's transfer agency fees were reduced by $126,849 as a result of earnings credits from overnight cash balances.

3. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                               Six months ended Jan. 31, 2003
                                                Class A            Class B        Class C            Class Y
Sold                                         17,419,253         11,122,834        614,767         20,248,605
Issued for reinvested distributions             795,118                 --             --            441,558
Redeemed                                    (47,775,761)       (19,680,215)      (326,293)       (25,251,496)
                                            -----------        -----------       --------        -----------
Net increase (decrease)                     (29,561,390)        (8,557,381)       288,474         (4,561,333)
                                            -----------         ----------        -------         ----------

                                                                  Year ended July 31, 2002
                                                Class A            Class B        Class C            Class Y
Sold                                        103,405,732         30,104,630      1,423,135         44,288,672
Issued for reinvested distributions             343,417            144,220          1,107            118,222
Redeemed                                   (156,522,877)       (46,677,982)      (347,238)       (67,710,202)
                                           ------------        -----------       --------        -----------
Net increase (decrease)                     (52,773,728)       (16,429,132)     1,077,004        (23,303,308)
                                            -----------        -----------      ---------        -----------

4. BANK BORROWINGS

The Fund has a revolving credit agreement with Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The agreement went into effect Sept. 24, 2002. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $200 million with U.S. Bank, N.A. The Fund had no borrowings outstanding during the six months ended Jan. 31, 2003.

--------------------------------------------------------------------------------
24   --   AXP NEW DIMENSIONS FUND   --   2003 SEMIANNUAL REPORT

5. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund has a capital loss carry-over of $730,857,694 as of July 31, 2002, that will expire in 2010 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

6. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended July 31,                                            2003(f)         2002       2001       2000      1999
Net asset value, beginning of period                                    $20.04       $25.43     $36.26      $31.21    $27.59
Income from investment operations:
Net investment income (loss)                                               .03          .05        .02         .02       .06
Net gains (losses) (both realized and unrealized)                        (1.28)       (5.42)     (7.37)       7.14      5.31
Total from investment operations                                         (1.25)       (5.37)     (7.35)       7.16      5.37
Less distributions:
Dividends from net investment income                                      (.03)        (.02)      (.01)       (.05)     (.06)
Excess distributions from net investment income                             --           --       (.01)         --        --
Distributions from realized gains                                           --           --      (3.46)      (2.06)    (1.69)
Total distributions                                                       (.03)        (.02)     (3.48)      (2.11)    (1.75)
Net asset value, end of period                                          $18.76       $20.04     $25.43      $36.26    $31.21

Ratios/supplemental data
Net assets, end of period (in millions)                                 $8,677       $9,863    $13,857     $17,777   $13,568
Ratio of expenses to average daily net assets(c)                         1.09%(d)     1.06%      1.00%        .90%      .86%
Ratio of net investment income (loss) to average daily net assets         .40%(d)      .19%       .12%        .19%      .24%
Portfolio turnover rate (excluding short-term securities)                   8%          27%        29%         34%       34%
Total return(e)                                                         (6.22%)(g)  (21.14%)   (21.10%)     23.16%    20.04%

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
25   --   AXP NEW DIMENSIONS FUND   --   2003 SEMIANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended July 31,                                            2003(f)       2002       2001        2000      1999
Net asset value, beginning of period                                    $19.12       $24.44     $35.22      $30.54    $27.19
Income from investment operations:
Net investment income (loss)                                              (.03)        (.14)      (.13)       (.24)     (.10)
Net gains (losses) (both realized and unrealized)                        (1.24)       (5.16)     (7.19)       6.98      5.14
Total from investment operations                                         (1.27)       (5.30)     (7.32)       6.74      5.04
Less distributions:
Dividends from net investment income                                        --         (.02)        --          --        --
Distributions from realized gains                                           --           --      (3.46)      (2.06)    (1.69)
Total distributions                                                         --         (.02)     (3.46)      (2.06)    (1.69)
Net asset value, end of period                                          $17.85       $19.12     $24.44      $35.22    $30.54

Ratios/supplemental data
Net assets, end of period (in millions)                                 $3,329       $3,728     $5,169      $6,252    $4,070
Ratio of expenses to average daily net assets(c)                         1.86%(d)     1.83%      1.76%       1.66%     1.63%
Ratio of net investment income (loss) to average daily net assets        (.37%)(d)    (.57%)     (.65%)      (.57%)    (.53%)
Portfolio turnover rate (excluding short-term securities)                   8%          27%        29%         34%       34%
Total return(e)                                                         (6.64%)(g)  (21.71%)   (21.69%)     22.20%    19.13%

Class C
Per share income and capital changes(a)
Fiscal period ended July 31,                                            2003(f)       2002       2001       2000(b)
Net asset value, beginning of period                                    $19.10       $24.42     $35.23      $35.52
Income from investment operations:
Net investment income (loss)                                              (.03)        (.14)      (.13)       (.01)
Net gains (losses) (both realized and unrealized)                        (1.24)       (5.16)     (7.19)       (.28)
Total from investment operations                                         (1.27)       (5.30)     (7.32)       (.29)
Less distributions:
Dividends from net investment income                                        --         (.02)      (.02)         --
Excess distributions from net investment income                             --           --       (.01)         --
Distributions from realized gains                                           --           --      (3.46)         --
Total distributions                                                         --         (.02)     (3.49)         --
Net asset value, end of period                                          $17.83       $19.10     $24.42      $35.23

Ratios/supplemental data
Net assets, end of period (in millions)                                    $46          $44        $30          $2
Ratio of expenses to average daily net assets(c)                         1.88%(d)     1.85%      1.76%       1.66%(d)
Ratio of net investment income (loss) to average daily net assets        (.40%)(d)    (.60%)     (.75%)      (.74%)(d)
Portfolio turnover rate (excluding short-term securities)                   8%          27%        29%         34%
Total return(e)                                                         (6.65%)(g)  (21.73%)   (21.70%)      (.82%)(g)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
26   --   AXP NEW DIMENSIONS FUND   --   2003 SEMIANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended July 31,                                            2003(f)       2002       2001        2000      1999
Net asset value, beginning of period                                    $20.14       $25.51     $36.33      $31.24    $27.62
Income from investment operations:
Net investment income (loss)                                               .06          .09        .07         .05       .09
Net gains (losses) (both realized and unrealized)                        (1.30)       (5.44)     (7.38)       7.19      5.30
Total from investment operations                                         (1.24)       (5.35)     (7.31)       7.24      5.39
Less distributions:
Dividends from net investment income                                      (.06)        (.02)      (.02)       (.09)     (.08)
Excess distributions from net investment income                             --           --       (.03)         --        --
Distributions from realized gains                                           --           --      (3.46)      (2.06)    (1.69)
Total distributions                                                       (.06)        (.02)     (3.51)      (2.15)    (1.77)
Net asset value, end of period                                          $18.84       $20.14     $25.51      $36.33    $31.24

Ratios/supplemental data
Net assets, end of period (in millions)                                 $2,929       $3,222     $4,677      $6,328    $5,513
Ratio of expenses to average daily net assets(c)                          .92%(d)      .90%       .84%        .74%      .77%
Ratio of net investment income (loss) to average daily net assets         .57%(d)      .36%       .28%        .35%      .33%
Portfolio turnover rate (excluding short-term securities)                   8%          27%        29%         34%       34%
Total return(e)                                                         (6.19%)(g)  (21.00%)   (20.97%)     23.35%    20.12%

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Six months ended Jan. 31, 2003 (Unaudited).

(g)  Not annualized.

--------------------------------------------------------------------------------
27   --   AXP NEW DIMENSIONS FUND   --   2003 SEMIANNUAL REPORT

Results of Meeting of Shareholders

AXP NEW DIMENSIONS FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON NOVEMBER 13, 2002

(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below.

Proposal 1

To elect the thirteen nominees specified below as Board members*.

                       Shares Voted "For"   Shares Withholding Authority to Vote
Arne H. Carlson           534,420,575.170               27,517,327.149
Philip J. Carroll, Jr.    535,920,182.084               26,017,720.235
Livio D. DeSimone         535,411,419.585               26,526,482.734
Barbara H. Fraser         536,103,771.858               25,834,130.461
Ira D. Hall               535,556,542.943               26,381,359.376
Heinz F. Hutter           534,838,246.456               27,099,655.863
Anne P. Jones             535,490,654.654               26,447,247.665
Stephen R. Lewis, Jr.     536,638,165.197               25,299,737.122
Alan G. Quasha            536,118,559.721               25,819,342.598
Stephen W. Roszell        536,241,543.778               25,696,358.541
Alan K. Simpson           533,993,065.721               27,944,836.598
Alison Taunton-Rigby      536,289,711.065               25,648,191.254
William F. Truscott       536,304,887.220               25,633,015.099

--------------------------------------------------------------------------------
28   --   AXP NEW DIMENSIONS FUND   --   2003 SEMIANNUAL REPORT

Proposal 2

To Amend the Articles of Incorporation/Declaration of Trust*:

2(a). To allow one vote/dollar instead of one vote/share.

  Shares Voted "For"  Shares Voted "Against"    Abstentions   Broker Non-Votes
    451,399,367.395       57,421,956.144      17,393,005.780   35,723,573.000

2(b). To change the name of the corporation.

  Shares Voted "For"  Shares Voted "Against"    Abstentions   Broker Non-Votes
    491,300,371.886       50,787,388.113      19,850,142.320        0.000

Proposal 3

To approve a policy authorizing American Express Financial Corporation, subject to Board approval, to retain and replace subadvisers, or to modify subadvisory agreements, without shareholder approval.

  Shares Voted "For"  Shares Voted "Against"    Abstentions   Broker Non-Votes
    405,161,043.752       52,689,980.811      14,240,480.235   29,769,479.000

Proposal 4

To approve changes to the Investment Management Services Agreement:

4(b). To modify the performance incentive adjustment calculation.

  Shares Voted "For"  Shares Voted "Against"    Abstentions   Broker Non-Votes
    394,971,862.051       53,889,953.462      23,229,689.285   29,769,479.000

* Denotes Registrant-wide proposals and voting results.

--------------------------------------------------------------------------------
29   --   AXP NEW DIMENSIONS FUND   --   2003 SEMIANNUAL REPORT

Contact Information and Services

Internet

Receive 24-hour access to your account information at www.americanexpress.com.

Client Service

Receive fund performance, fund prices, account values, recent account transactions, and make account inquiries by calling American Express Financial Advisors at (800) 862-7919 or TTY: (800) 846-4852.

Telephone Transaction Service

For sales and exchange, dividend payments, or reinvestments and automatic payment arrangement contact American Express Financial Advisors at (888) 723-8476.

Find an American Express Financial Advisor

If you are an existing American Express Financial Advisors client who has recently moved and would like to speak with a new advisor, please call your local Client Service Coordinator at (800) 803-6284.

--------------------------------------------------------------------------------

American Express(R) Funds provide investment opportunities for shareholders, all in one place.

We've been managing mutual funds for over 60 years. Today, our family of funds includes 58 publicly offered funds in all style categories: growth, blend, value, and income. Our broad selection of funds allows you to build a portfolio diversified across various asset classes.

Growth Funds

Typically, growth investing seeks to invest in companies with the greatest earnings growth potential.

Blend Funds

Blend is often regarded as an investment style that incorporates both growth and value considerations in the stock selection process.

Value Funds

A value investment approach generally seeks to invest in undervalued stocks that are temporarily out of favor.

Income/Tax-Exempt Income Funds

Involves investing primarily in fixed income securities with the goal of maximizing income and often, but not always, capital appreciation.

--------------------------------------------------------------------------------
30   --   AXP NEW DIMENSIONS FUND   --   2003 SEMIANNUAL REPORT

American Express(R) Funds

For more complete information about our funds, including fees and expenses, please call (800) 862-7919 for prospectuses. Read them carefully before you invest.

Growth Funds
AXP(R) Emerging Markets Fund
AXP Equity Select Fund
AXP Focused Growth Fund
AXP Global Growth Fund
AXP Growth Fund
AXP Growth Dimensions Fund
AXP New Dimensions Fund(R)
AXP Partners International Aggressive Growth Fund
AXP Partners Small Cap Growth Fund
AXP Strategy Aggressive Fund

Blend Funds
AXP Blue Chip Advantage Fund
AXP Discovery Fund*
AXP European Equity Fund
AXP Global Balanced Fund
AXP International Fund
AXP Large Cap Equity Fund
AXP Managed Allocation Fund
AXP Mid Cap Index Fund
AXP Partners International Core Fund
AXP Partners International Small Cap Fund
AXP Partners Small Cap Core Fund
AXP Research Opportunities Fund
AXP S&P 500 Index Fund
AXP Small Cap Advantage Fund
AXP Small Company Index Fund
AXP Stock Fund

Value Funds
AXP Diversified Equity Income Fund
AXP Equity Value Fund
AXP Large Cap Value Fund
AXP Mid Cap Value Fund
AXP Mutual
AXP Partners Fundamental Value Fund
AXP Partners International Select Value Fund
AXP Partners Select Value Fund
AXP Partners Small Cap Value Fund
AXP Partners Value Fund
AXP Progressive Fund*

Income/Tax-Exempt Income Funds
AXP Bond Fund
AXP Cash Management Fund**
AXP Extra Income Fund
AXP Federal Income Fund
AXP Global Bond Fund
AXP High Yield Tax-Exempt Fund
AXP Insured Tax-Exempt Fund
AXP Intermediate Tax-Exempt Fund
AXP Selective Fund
AXP State Tax-Exempt Funds
AXP Tax-Exempt Bond Fund
AXP Tax-Free Money Fund**
AXP U.S. Government Mortgage Fund

Sector Funds
AXP Global Technology Fund
AXP Precious Metals Fund
AXP Utilities Fund

These funds are also listed in the categories above.

AXP(R) Partners Funds
AXP Partners Fundamental Value Fund
AXP Partners International Aggressive Growth Fund
AXP Partners International Core Fund
AXP Partners International Select Value Fund
AXP Partners International Small Cap Fund
AXP Partners Select Value Fund
AXP Partners Small Cap Core Fund
AXP Partners Small Cap Growth Fund
AXP Partners Small Cap Value Fund
AXP Partners Value Fund

International Funds
AXP Emerging Markets Fund
AXP European Equity Fund
AXP Global Balanced Fund
AXP Global Bond Fund
AXP Global Growth Fund
AXP International Fund
AXP Partners International Aggressive Growth Fund
AXP Partners International Core Fund
AXP Partners International Select Value Fund
AXP Partners International Small Cap Fund

 *   Closed to new investors.

** An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

                                                                          (4/03)

AXP New Dimensions Fund
70100 AXP Financial Center
Minneapolis, MN 55474
americanexpress.com

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

                                                                 S-6441 U (4/03)